LONG-TERM INVESTMENTS IN FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
LONG-TERM INVESTMENTS IN FINANCIAL INSTRUMENTS
LONG-TERM INVESTMENTS IN FINANCIAL INSTRUMENTS

11.  LONG-TERM INVESTMENTS IN FINANCIAL INSTRUMENTS

	2020	2021
Investment in equity at fair value through profit or loss	1,686	12,962
Convertible bonds at fair value through profit or loss	2,339	681
Investment in equity at fair value through other comprehensive income	20	18

Total investment in financial instruments	4,045	13,661

Investments in convertible bonds at fair value through profit or loss represent long-term investments owned by Telkomsel and MDI in the form of convertible bonds in various start-up companies engaged in information and technology, which will be immediately converted into shares when they mature. The convertible bonds will mature from January 1, 2022 to December 31, 2023.

Investments in equity at fair value through profit or loss are long-term investments in the form of shares in various start-up companies engaged in information and technology. The Group does not have significant influence in these start-up companies.

Investments in equity at fair value through profit or loss include Telkomsel's investment in PT Aplikasi Karya Anak Bangsa (“AKAB”).

On November 16, 2020, Telkomsel entered into agreements  with AKAB for investing in the form of non-interest-bearing Convertible Bond (“CB”) amounting to US$150 million (equivalent to Rp2,116 billion as of December 31, 2020). The CB will mature on November 16, 2023. The contractual cash flows from the investment in CB held by Telkomsel are not solely payment of principal and interest on the principal amount outstanding, hence, the CB is classified as FVTPL. The preferred shares call option provides Telkomsel the right to purchase additional preferred shares of AKAB within 12-months after the effective date at the price of US$5,049 per share amounting to US$300 million. The preferred shares call option is a derivative and is accounted for at FVTPL.

On May 17, 2021, AKAB and PT Tokopedia officially merged to become PT GoTo Gojek Tokopedia (“GoTo”). This merger triggered the conversion event in CB agreements, where the CB were required to be converted into to shares. Based on the CB agreements, GoTo paid the conversion amount to Telkomsel, and upon the receipt of the conversion amount Telkomsel immediately paid the conversion amount to GoTo in accordance with the Shares Subscription Agreement.

On May 18, 2021, Telkomsel entered the Shares Subscription Agreement to subscribe to the converted 29,708 GoTo shares amounted to US$150 million (equivalent to Rp2,110 billion) and exercised the call option to acquire an additional 59,417 GoTo shares amounted to US$300 million (equivalent to Rp4,290 billion).

Based on deed of amendment dated on October 19, 2021, GoTo carried out the stock split and Telkomsel’s shares in GoTo increased from 89,125 shares to 23,722,133,875 shares.

As of December 31, 2021, Telkomsel assessed the fair value of the investment in GoTo was Rp375 per share after the stock split based on the observable transaction price from the latest transaction data prior to year end.

The total unrealized gain from changes in fair value of Telkomsel’s investment in GoTo amounted to Rp2,494 billion during 2021 and was presented as unrealized gain arising from change of valuation of investment in the consolidated statement of profit or loss.

Investments in equity also included investments by MDI in several start-up entities engaged in the information and technology sector. The additional investments during the year by MDI amounted to Rp1,212 billion. These equity investments are classified as FVTPL.

The total unrealized gain from changes in fair value of MDI’s investment amounted to Rp899 billion as of December 31, 2021 and was presented as unrealized gain arising from change of valuation of investment in the consolidated statement of profit or loss.